[LOGO OMITTED]
DEUTSCHE ASSET MANAGEMENT

[ART OMITTED]
                                                           Mutual Fund
                                                              Semi-Annual Report
                                                                  April 30, 2001

                                          Class A, B, C and Institutional Shares

Flag Investors International Equity Fund

                                                             [LOGO OMITTED]
                                                             A Member of the
                                                             DEUTSCHE BANK GROUP

International Equity Fund Institutional
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS ........................................   3
              LETTER TO SHAREHOLDERS ...................................   4
              PERFORMANCE ..............................................   8

              INTERNATIONAL EQUITY FUND
                 Statement of Assets and Liabilities ...................  10
                 Statement of Operations ...............................  11
                 Statements of Changes in Net Assets ...................  12
                 Financial Highlights ..................................  13
                 Notes to Financial Statements .........................  17

              INTERNATIONAL EQUITY PORTFOLIO
                 Schedule of Portfolio Investments .....................  20
                 Statement of Assets and Liabilities ...................  23
                 Statement of Operations ...............................  24
                 Statements of Changes in Net Assets ...................  25
                 Financial Highlights ..................................  26
                 Notes to Financial Statements .........................  27


                            -----------------------
                The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                            -----------------------

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                                        2

International Equity Fund
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REPORT HIGHLIGHTS

o The Fund's Class A Shares produced a total return of -10.17% (excluding sales charges) for the six months ended April 30, 2001, underperforming the Morgan Stanley Capital International (`MSCI') EAFE Index return of -8.11% for the same time period.

o The downward pressure on world equity markets that began in March 2000 continued through most of the semi-annual period as concerns over the outlook for corporate profitability dominated.

o Many of the stocks in the Fund's Portfolio were subject to substantial volatility in the international equity markets. As investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed.

o In our view, clear signs of an economic slowdown are evident across the globe. Leading indicators, notably those compiled by the Organization for Economic Cooperation and Development (OECD), and corporate earnings revision data remain firmly in negative territory. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain sluggish through much of 2001, but that leading indicators may begin to turn up over the next few months and signal a recovery for 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place--namely, higher interest rates and energy prices, both of which have gone into reverse.

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                                        3

International Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the International Equity Fund (the `Fund'). It provides a detailed review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

FUND PERFORMANCE
For the semi-annual period, the International Equity Fund underperformed its benchmark. The Fund's Class A shares produced a return of -10.17% (excluding sales charges) for the six months ended April 30, 2001, as compared to -8.11% for the MSCI EAFE Index. The Fund's Class B and Class C shares produced semi-annual returns of -10.43% and -10.47%, respectively (excluding sales charges). The Fund's Institutional Shares produced a return of -9.99% for the same time period.1

Many of the stocks in the Fund's Portfolio were subject to substantial volatility in the international equity markets. As investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed.
o We maintained our preference for continental Europe with an overweighting, as tax and structural reforms continued to underpin growth there.
o The Fund remained underweight in the United Kingdom. However, as valuations fell to more attractive levels over the period, we began to selectively increase the Fund's weighting in the UK.
o The Fund continued to be underweight Japan, as its economic problems remained a cause for serious concern.
o We maintained the Fund's exposure to Canada, with a concentration in its Financial sector.
o Early in 2001, we increased the Fund's weightings in the emerging markets, specifically adding to positions in Taiwan, Mexico, Russia, Hungary and Poland.

For most of the semi-annual period, we maintained the Fund's overweighting in the Financial sector, with a preference for banks over insurers.
o We reduced the Fund's position in insurers, as valuations in the insurance industry began to appear stretched. We took profits in several stocks, including Riunione Adriatrica di Sicurta and Assicurazioni Generali.
o We increased the Fund's positions in several retail banks, including Italy's Banca Intesa and Spain's Banco Popular and Banco Bilbao Vizcaya.
o Toward the end of the period, we somewhat reduced the Fund's weighting in the Financial sector.

The Fund remained underweight in the volatile Information Technology and Telecommunications sectors, although we still sought to take advantage of pockets of attractive opportunities.
o Within Information Technology, semiconductors saw a recovery from their trough valuation levels. While the demand outlook remained a concern, production efficiencies protected profitability through the down cycle.
o On the other hand, we saw little value in software and communications equipment stocks and stayed significantly underweight in these sub-sectors.
o After a period of sustained poor performance, Telecommunications stocks benefited from a sector rotation and rallied in January 2001, as surprise interest rate cuts led to the belief that a return to higher growth sectors was imminent. While the sector underperformed in February and March, certain stocks rebounded again during April.
o As Telecommunications valuations appeared to reach attractive levels, we made additions to the sector toward the end of the period. The Fund established positions in Portugal Telecom and Orange, and we continued to hold positions in Vodafone, Telecom Italia and Telefonica.
o Within the Asian emerging markets, lower capital expenditures and unattractive valuations led us to reduce the Fund's exposure to the Telecommunications industry. However, we increased positions in semiconductor stocks such as Samsung Electronics and United Microelectronics Corp., which appeared to benefit from the additional liquidity the US interest rate cuts provided to the emerging markets overall.

--------------------------------------------------------------------------------
1 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001, INCLUDING THE
  MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (25.75%), FIVE-YEARS (0.51%), TEN-YEARS 3.44%; CLASS B SHARES--ONE-YEAR (24.66%), SINCE INCEPTION (2/29/00) (29.42%); CLASS C SHARES--ONE-YEAR (22.96%), SINCE INCEPTION (2/29/00) (28.08%), THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE (`CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

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                                        4
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International Equity Fund
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LETTER TO SHAREHOLDERS

Declining interest rates and attractive valuations led us to increase the Fund's weightings in the Media sector.
o The Fund established a position in Vivendi Universal, a leader in the Media sector with attractive prospects and limited exposure to declining advertising revenues.
o We sold the Fund's position in News Corp on concerns that earnings may disappoint.

We maintained the Fund's overweighting in the Energy sector.
o The Fund's position in Total Fina Elf was reduced after a period of strong performance, but it remained a core holding, as cost savings from a three-way merger continued to come through.
o BP Amoco was another core holding, with significant exposure to the strongly performing natural gas market.
o We increased the Fund's position in ENI. The Italian oil and gas company continued to deliver strong earnings growth.
o As oil and gas prices are expected to remain high throughout the summer in the US as demand continues to outstrip supply, the Fund established positions in stocks such as Canada's Talisman. Talisman is an oil and gas producer with drilling activity around the world.

We modestly increased the Fund's exposure to defensive growth stocks.
o The Fund maintained its position in Pharmaceutical company Elan and Consumer Staples company Ahold, as increased profitability in both companies as well as stable growth expectations kept both stocks attractive.
o Toward the end of the period, declining interest rates and attractive valuations led us to increase the Fund's weightings in Autos through Peugeot and BMW and Retailing through Fast Retailing and Pinault-Printemps.

INVESTMENT ENVIRONMENT
The downward pressure on world equity markets that began in March 2000 continued through most of the semi-annual period as concerns over the outlook for corporate profitability dominated.
o Following a series of interest rate increases in 2000 by the US, European and Japanese central banks, the US Federal Reserve Board began to lower interest rates in early 2001, as data began to indicate a slowing US economy. The Federal Reserve Board's actions were quickly followed in kind by most central banks, with the notable exception of the European Central Bank.
o The NASDAQ Composite Index fell during the semi-annual period, as corporate profit warnings were rampant and investors believed that valuations remained stretched within the high growth Information Technology and Telecommunications sectors. The collapse of the Internet bubble in the US markets led to a significant decline in Technology, Media and Telecommunications (TMT) stocks internationally. Investors sought more traditionally value-oriented, defensive companies with stable earnings and cash flow.
o As the new year opened, Europe appeared to be isolated from the US economic slowdown, as secular change there underpinned modest regional growth. However, headline inflation remained above the European Central Bank's target, which led it to maintain interest rates despite pressure from corporations to spur incrementally higher economic growth.
o Until March 2001, the Japanese equity market was on a steadfast downward trend in US dollar terms. This trend was supported by a weakening yen, a sluggish economy and political uncertainty. At that point, the reinstatement of Japan's zero interest rate policy and the election of Prime Minister Koizumi led to increased investor optimism.
o After performing poorly in 2000, emerging markets outperformed the MSCI EAFE Index for the first four months of 2001. The emerging markets benefited most from improving liquidity conditions on the back of the Federal Reserve Board's easing monetary policy.

EUROPE
Europe overall returned -7.0% in US dollar terms, outperforming the MSCI EAFE Index's return of -8.1%, for the six months ended April 30, 2001. The UK and continental Europe returned -6.3% and -7.1% in US dollar terms, respectively.
o Europe was largely able to avoid the impact of the slowdown in the US economy. Consumer confidence remained fairly robust supported by personal income tax rate reductions and continued reductions in unemployment.

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                                        5

International Equity Fund
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LETTER TO SHAREHOLDERS

o The European Central Bank's mandate of maintaining inflation within a predetermined range prevented them from following the US lead in cutting interest rates.
o Still, slowing GDP, a weak euro and corporate profitability concerns led to further deterioration in some of the highly valued growth names, particularly in the TMT sectors.

Equity market results across the region were spotty over the six months, with the smaller economies of Portugal and Spain posting better returns than core markets such as Germany.
o Ireland was also one of the better performing equity markets during the semi-annual period, with returns in positive territory. Pharmaceutical companies such as Elan and Financial companies such as Bank of Ireland had resilient profit growth and seemingly more sustainable prospects.
o While the UK's returns were in negative territory for the semi-annual period, the market performed comparatively well due to the dominance of more defensive sectors. Nevertheless, the Telecommunication Services sector dragged down returns, and Information Technology companies such as Logica and Energis fell on profitability concerns.
o Sweden and Finland were two of the worst performing markets within Europe, falling 24.69% and 16.35%, respectively. These equity markets were weighed down primarily by their concentration of Telecommunications companies. Bellwethers Ericsson and Nokia both suffered due to declining demand for mobile phones and concerns regarding a delay in the deployment of next generation equipment.

ASIA
For most of the semi-annual period, Japan remained mired in declining economic activity, an uncertain political environment and persistent deflation. For the six months ended April 30, 2001, Japan returned -12.1% in US dollar terms.
o The ongoing weakness of the Japanese financial system was a key concern. The banks remained burdened by a significant amount of loan losses, exacerbated by each downturn in economic activity. As the financial system is weakly capitalized, the banks' only choice was to reinvest any profit in loan loss provisions.
o Despite this major concern, the resignation of Prime Minister Mori and the election of Koizumi as Prime Minister late in the period led to increased optimism that the Japanese economy may be on the cusp of change. Koizumi ran on promises of reform and stabilization of the yen.
o Such optimism was encouraged by the Bank of Japan's return on February 28th to a zero interest rate policy, which had been prematurely abandoned in folly in August 2000.

Asia ex-Japan contracted 8.3% in US dollar terms during the six-month period ended April 30, 2001.
o The region suffered primarily from the US economic slowdown, particularly as it impacted exports, and from the strong US dollar.
o Asian equity markets also tended to be hurt by exposure to collapsing TMT stocks.
o Still, certain of the emerging Asian markets performed well, especially Korea, which rose 5.46% in US dollar terms during the semi-annual period. The increase in semiconductor prices in combination with attractive valuations and lower component costs were big boosts to Korea's Semiconductor sector.

OTHER MARKETS
Emerging markets fell 7.4% in US dollar terms, outperforming the MSCI EAFE Index for the six months ended April 30, 2001.

As liquidity returned to the marketplace, Latin American markets overall performed strongly, with both Mexico and Venezuela benefiting from higher oil prices.
o Mexico's equity market, in particular, remained remarkably resilient to a slowing US economy. In addition to increased revenues from the Oil sector, higher international market confidence was bolstered by the efforts of new president Vicente Fox and by a strong peso.
o Brazil benefited initially from falling interest rates. However, market concerns over the trade balance and the ability of Argentina to service its debt led to pressure on Brazil's currency, the real. The response to such currency pressure was Brazil's central bank raising interest rates.

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                                        6

International Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Emerging Europe, off 17.4% in US dollar terms for the first half of the fiscal year, proved to be less resilient.
o Turkey was the worst performer in the region, as its inflation rates soared to unprecedented levels after its currency devaluation.
o Poland was one of the better performers, supported by improving economic conditions and decreasing unemployment.
o In Russia, strong oil revenues drove returns for several companies, including Lukoil.

LOOKING AHEAD
In our view, clear signs of an economic slowdown are evident across the globe. Leading indicators, notably those compiled by the Organization for Economic Cooperation and Development (OECD), and corporate earnings revision data remain firmly in negative territory. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain sluggish through much of 2001, but that leading indicators may begin to turn up over the next few months and signal a recovery for 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place--namely, higher interest rates and energy prices, both of which have gone into reverse.

In Europe, there is mounting evidence that the impact of the US and global economic slowdown is now being felt in its industrial production and external trade balance.
o Euroland has been well shielded by a number of factors, such as the weak euro, fiscal stimulus and lower exposure to equity volatility. However, further deceleration during the second calendar quarter is expected before global monetary easing and inventory adjustments permit some recovery in the third quarter. Tax reductions and abating inflation are also expected to help boost corporate profitability during the second half of 2001.
o Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward, especially if the economy slows more than expected and inflation moves below 2% in 2002. In fact, the European Central Bank made its first interest rate cut in May 2001.

The situation in Japan remains a concern for many fundamental reasons.
o We are skeptical that Koizumi, the new Prime Minister, can deliver on his reform program.
o Japan recently revised its March quarter GDP estimates to a 2.4% decline.
o Our outlook for the Japanese Financial sector remains especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.)

Our outlook for Asia ex-Japan and the emerging markets is mixed.
o We believe Hong Kong is the prime beneficiary of lower US interest rates, but Australia and Singapore are close to fair value.
o Equities in the emerging markets, on the other hand, continue to look inexpensive. We anticipate that these markets may continue to benefit from synchronized global monetary easing and expectations of an economic recovery next year.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation. We appreciate your ongoing support of International Equity Fund, and we look forward to continuing to serve your investment needs for many years ahead.



[/S/ SIGNATURES]
Michael Levy, Robert Reiner and Julie Wang
Portfolio Managers of the
INTERNATIONAL EQUITY PORTFOLIO
April 30, 2001

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                                        7

International Equity Fund
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FUND PERFORMANCE 1

INTERNATIONAL EQUITY FUND--CLASS A SHARES, MSCI EAFE INDEX AND
LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE NOVEMBER 18, 1986)

[GRAPH OMITTED]
PLOT POINTS FOLLOW:


          International Equity     MSCI EAFE  Lipper International
           Fund--Class A Shares     Index     Equity Funds Average
11/18/86          10000             10000          10000
12/31/86          10300             10530          10344
01/31/87          11080             11648          10854
02/28/87          11480             11998          11270
03/31/87          11890             12982          11778
04/30/87          12860             14355          12360
05/31/87          12900             14355          12577
06/30/87          12940             13897          12664
07/31/87          13610             13872          13169
08/31/87          13920             14912          13704
09/30/87          14460             14678          13774
10/31/87          10810             12622          10653
11/30/87          10840             12746          10550
12/31/87          11443             13124          11218
01/31/88          11560             13359          11049
02/29/88          12040             14250          11553
03/31/88          12498             15126          12106
04/30/88          12786             15346          12381
05/31/88          12328             14855          12193
06/30/88          11997             14463          12077
07/31/88          11997             14917          12178
08/31/88          11411             13947          11581
09/30/88          11827             14557          11920
10/31/88          12562             15803          12596
11/30/88          12968             16745          12992
12/31/88          13085             16838          13085
01/31/89          13407             17135          13454
02/28/89          13193             17222          13442
03/31/89          13418             16884          13427
04/30/89          13869             17041          13811
05/31/89          13730             16114          13468
06/30/89          13665             15844          13386
07/31/89          15126             17834          14680
08/31/89          15126             17031          14601
09/30/89          15556             17806          15158
10/31/89          14729             17090          14491
11/30/89          15320             17950          15064
12/31/89          16281             18612          15865
01/31/90          16002             17920          15618
02/28/90          15466             16669          15135
03/31/90          15139             14932          15048
04/30/90          14918             14814          14784
05/31/90          16107             16505          15947
06/30/90          16316             16359          16271
07/31/90          16969             16590          16915
08/31/90          15058             14979          15123
09/30/90          12925             12891          13420
10/31/90          13752             14899          14444
11/30/90          13170             14020          14028
12/31/90          13030             14249          13987
01/31/91          13344             14709          14339
02/28/91          14296             16286          15405
03/31/91          13193             15309          14959
04/30/91          13356             15459          15121
05/31/91          13506             15621          15319
06/30/91          12780             14473          14528
07/31/91          13256             15184          15175
08/31/91          12918             14875          15084
09/30/91          13506             15714          15527
10/31/91          13319             15937          15613
11/30/91          12855             15193          15082
12/31/91          13573             15979          15851
01/31/92          13623             15638          16006
02/29/92          13535             15078          16068
03/31/92          12867             14083          15539
04/30/92          13245             14149          15906
05/31/92          13762             15096          16686
06/30/92          12817             14381          16227
07/31/92          12111             14012          15734
08/31/92          11746             14891          15804
09/30/92          11733             14598          15465
10/31/92          11481             13831          15042
11/30/92          11670             13961          15116
12/31/92          12174             14034          15314
01/31/93          12212             14032          15353
02/28/93          12615             14456          15696
03/31/93          12956             15717          16558
04/30/93          13321             17208          17389
05/31/93          13485             17571          17770
06/30/93          13876             17297          17463
07/31/93          14506             17903          18019
08/31/93          15388             18869          19239
09/30/93          15426             18445          19254
10/31/93          16446             19013          20244
11/30/93          16182             17351          19489
12/31/93          18302             18604          21529
01/31/94          18960             20176          22672
02/28/94          18235             20120          22104
03/31/94          17363             19252          21096
04/30/94          17591             20069          21606
05/31/94          17712             19954          21559
06/30/94          17444             20236          21307
07/31/94          18222             20430          21914
08/31/94          19067             20914          22601
09/30/94          18598             20255          22164
10/31/94          18772             20930          22614
11/30/94          17954             19923          21544
12/31/94          16947             20049          21219
01/31/95          15740             19279          20246
02/28/95          15726             19223          20400
03/31/95          16088             20422          21079
04/30/95          16478             21190          21811
05/31/95          16813             20938          22103
06/30/95          16692             20572          22172
07/31/95          17632             21853          23297
08/31/95          17189             21021          22761
09/30/95          17377             21431          23241
10/31/95          17028             20854          22811
11/30/95          17256             21434          23079
12/31/95          17846             22298          23700
01/31/96          18329             22389          24146
02/29/96          18410             22465          24258
03/31/96          18464             22941          24666
04/30/96          19215             23609          25308
05/31/96          19202             23175          25287
06/30/96          19269             23304          25513
07/31/96          18772             22624          24702
08/31/96          18678             22674          25059
09/30/96          19108             23277          25563
10/31/96          19094             23039          25494
11/30/96          20318             23956          26705
12/31/96          20540             23647          26869
01/31/97          20060             22820          26798
02/28/97          20156             23194          27261
03/31/97          20321             23277          27324
04/30/97          20375             23401          27428
05/31/97          21815             24924          28979
06/30/97          22583             26297          30374
07/31/97          23639             26723          31448
08/31/97          22103             24727          29092
09/30/97          24009             26112          31062
10/31/97          22432             24104          28763
11/30/97          22254             23858          28620
12/31/97          22313             24066          28950
01/31/98          23164             25165          29692
02/28/98          23888             26781          31600
03/31/98          25003             27606          33209
04/30/98          25310             27824          33741
05/31/98          25240             27688          33797
06/30/98          25045             27898          33650
07/31/98          25338             28180          34167
08/31/98          22313             24688          29374
09/30/98          22188             23930          28400
10/31/98          23610             26424          30244
11/30/98          24794             27777          31667
12/31/98          25422             28871          32549
01/31/99          25926             28785          32790
02/28/99          25185             28100          31903
03/31/99          25814             29271          32860
04/30/99          27073             30457          34327
05/31/99          26682             28888          32887
06/30/99          28053             30015          34411
07/31/99          28990             30906          35192
08/31/99          29592             31021          35449
09/30/99          29396             31334          35468
10/31/99          29158             32509          36800
11/30/99          29130             33637          39506
12/31/99          30945             36658          44218
01/31/00          28926             34330          41579
02/29/00          28810             35254          44045
03/31/00          27637             36621          44085
04/30/00          25223             34695          41131
05/31/00          24492             33849          39716
06/30/00          25478             35172          41323
07/31/00          24679             33698          39878
8/31/00           25325             33991          40305
9/30/00           23456             32336          38035
10/31/00          22062             31573          36825
11/30/00          21076             30378          35458
12/31/00          22045             31458          36798
1/31/01           21960             31468          36754
2/28/01           20430             29115          34092
3/31/01           19088             27138          31534
4/30/01           19818             29001          33505

                                                             CUMULATIVE                 AVERAGE ANNUAL
                                                          TOTAL RETURNS                  TOTAL RETURNS
   Periods Ended               6 Months    1 Year    3 Years      Since   1 Year   3 Years      Since
   April 30, 2001                                           Inception 4                    Inception 4
---------------------------------------------------------------------------------------------------------
 International Equity Fund
  Class A Shares               (10.17)%   (21.43)%  (21.70)%   98.18%    (21.43)%   (7.83)%      4.85%
  Class B Shares               (10.43)%   (20.70)%      --    (30.52)%   (20.70)%      --      (26.91)%
  Class C Shares               (10.47)%   (22.18)%      --    (31.92)%   (22.18)%      --      (28.08)%
  Institutional Shares          (9.99)%       --        --    (19.97)%       --        --          --
---------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 2              (8.11)%   (16.39)%    4.27%   190.01%5   (16.39)%    1.40%       7.67%5
---------------------------------------------------------------------------------------------------------
 Lipper International
   Equity Funds Average 3       (9.48)%   (18.18)%    5.47%   235.05%5   (18.18)%    1.56%       8.44%5
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The MSCI EAFE Index is an unmanaged capitalization weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates: Class A November 18, 1986, Class B February 29, 2000, Class C
  February 29, 2000 and Institutional July 31, 2000.
5 The Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning November 30, 1986.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the maximum 5.50% initial sales charge for Class A Shares and the contingent deferred sales charge applicable to the specified time periods for Class B and Class C Shares. The contingent deferred sales charge for Class B declines over time from a maximum of 5.00% to 0% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time periods.

The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

These figures assume reinvestment of dividends and capital gains distributions. Returns would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

                                          AVERAGE ANNUAL TOTAL RETURNS 1
   Periods Ended               1 Year    5 Years   10 Years        Since
   April 30, 2001                                            Inception 2
--------------------------------------------------------------------------------
 Class A Shares               (25.75)%    (0.51)%       3.44%       4.44%
--------------------------------------------------------------------------------
 Class B Shares               (24.66)%       --           --      (29.42)%
--------------------------------------------------------------------------------
 Class C Shares               (22.96)%       --           --      (28.08)%
--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 Inception dates: Class A November 18, 1986, Class B February 29, 2000 and
  Class C February 29, 2000.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                  APRIL 30, 2001

ASSETS
   Investment in International Equity Portfolio, at value .....    $ 16,192,404
   Receivable for capital shares sold .........................          18,933
   Due from advisor ...........................................           4,348
   Prepaid expenses and other .................................          12,427
                                                                   ------------
 Total assets .................................................      16,228,112
                                                                   ------------
LIABILITIES
   Payable for capital shares redeemed ........................         131,376
   Accrued expenses and other .................................          91,102
                                                                   ------------
 Total liabilities ............................................         222,478
                                                                   ------------
NET ASSETS ....................................................    $ 16,005,634
                                                                   ============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................    $ 24,419,647
   Distributions in excess of net investment income ...........         (31,327)
   Accumulated net realized loss from investment
      and foreign currency transactions .......................      (3,108,426)
   Net unrealized depreciation on investments
      and foreign currencies ..................................      (5,274,260)
                                                                   ------------
NET ASSETS ....................................................    $ 16,005,634
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class A Shares 1 ...........................................    $      11.66
                                                                   ============
   Class B Shares 2 ...........................................    $      11.76
                                                                   ============
   Class C Shares 3 ...........................................    $      11.54
                                                                   ============
   Institutional Shares 4 .....................................    $      11.63
                                                                   ============

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $12,391,565 and 1,062,432 shares outstanding). Maximum offering price per share was $12.34 ($11.66 / 0.945). Maximum offering price reflects the effect of the 5.50% front-end sales charge.
2 Net asset value and offering price per share (based on net assets of $1,462,989 and 124,373 shares outstanding). Redemption value was $11.17 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $2,071,011 and 179,444 shares outstanding). Redemption value was $11.42 following a 1.00% maximum contingent deferred sales charge.
4 Net asset value and offering price per share (based on net assets of $80,069 and 6,887 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2001

INVESTMENT INCOME
   Income allocated from International Equity Portfolio, net ....   $    55,410
                                                                    -----------
EXPENSES
   Distribution fees:
     Class A Shares .............................................        15,910
     Class B Shares .............................................         3,648
     Class C Shares .............................................         6,134
   Professional fees ............................................        46,056
   Printing and shareholder reports .............................        34,329
   Registration fees ............................................        28,439
   Transfer agent fee ...........................................        14,169
   Accounting fees ..............................................        14,093
   Administration and service fees ..............................        12,622
   Custody fees .................................................         6,639
   Directors' fees ..............................................           172
   Miscellaneous ................................................         1,015
                                                                    -----------
   Total expenses ...............................................       183,226
                                                                    -----------
   Less: fee waivers and/or expense reimbursements ..............      (116,671)
                                                                    -----------
     Net expenses ...............................................        66,555
                                                                    -----------
EXPENSES IN EXCESS OF INCOME ....................................   $   (11,145)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions: ...................................    (1,204,956)
     Option transactions ........................................      (263,402)
     Foreign futures transactions ...............................        (3,843)
     Foreign currency transactions ..............................       (21,323)
     Forward foreign currency transactions ......................        60,574
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .........................      (227,924)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES .......................................    (1,660,874)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................   $(1,672,019)
                                                                    ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE SIX             FOR THE
                                                          MONTHS ENDED           YEAR ENDED
                                                      APRIL 30, 2001 1   OCTOBER 31, 2000 2
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income .......  $    (11,145)        $     36,086
   Net realized gain (loss) from investment and foreign
     currency transactions .............................    (1,432,950)           3,612,607
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................      (227,924)          (8,274,576)
                                                          ------------         ------------
   Net decrease in net assets resulting
     from operations ...................................    (1,672,019)          (4,625,883)
                                                          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and short-term gains ..........          --               (591,571)
   Return of capital ...................................          --             (1,764,932)
                                                          ------------         ------------
   Total distributions .................................          --             (2,356,503)
                                                          ------------         ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares ........................    17,001,268           13,019,002
   Dividend reinvestments ..............................          --              2,098,197
   Cost of shares redeemed .............................   (15,405,021)          (5,824,151)
                                                          ------------         ------------
   Net increase in net assets from
     capital share transactions ........................     1,596,247            9,293,048
                                                          ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (75,772)           2,310,662
NET ASSETS
   Beginning of period .................................    16,081,406           13,770,744
                                                          ------------         ------------
   End of period (including distributions in excess of
     net investment income of ($31,327) and ($20,183),
     respectively) .....................................  $ 16,005,634         $ 16,081,406
                                                          ============         ============

--------------------------------------------------------------------------------
1 Unaudited.
2 On February 29, 2000, the Flag Investors InternationalEquity Fund (the `Fund') became a feeder of the International Equity Portfolio. The Statements of Changes in Net Assets include the stand-alone and feeder fund for their respective periods.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES                                FOR THE SIX
                                              MONTHS ENDED
                                                 APRIL 30,                           FOR THE YEARS ENDED OCTOBER 31,
                                                    2001 1         2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............  $12.98      $20.83      $16.94     $16.36     $14.20      $12.69
                                                    ------      ------      ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................    0.00 2      0.37        0.48       0.08       0.11        0.26
   Net realized and unrealized gain (loss)
     on investments and
     foreign currencies ..........................   (1.32)      (4.53)       3.48       0.76       2.34        1.28
                                                    ------      ------      ------     ------     ------      ------
Total from investment operations .................   (1.32)      (4.16)       3.96       0.84       2.45        1.54
                                                    ------      ------      ------     ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net realized
     short-term gains ............................      --       (0.93)      (0.07)     (0.10)     (0.18)      (0.03)
   Distributions in excess of net investment
     income and short-term gains .................      --          --          --      (0.16)     (0.11)         --
   Return of capital .............................      --       (2.76)         --         --         --          --
                                                    ------      ------      ------     ------     ------      ------
Total distributions ..............................      --       (3.69)      (0.07)     (0.26)     (0.29)      (0.03)
                                                    ------      ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD ...................  $11.66      $12.98      $20.83     $16.94     $16.36      $14.20
                                                    ======      ======      ======     ======     ======      ======
TOTAL INVESTMENT RETURN 3 ........................  (10.17)%    (24.34)%      23.5%      5.25%     17.48%      12.13%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s) .............. $12,392     $14,185     $13,771    $12,187    $13,982     $12,930
   Ratios to average daily net assets:
     Net investment
        (expenses in excess of) income ...........   (0.07)%7     0.29%       0.75%      0.62%      1.18%       1.91%
     Expenses after waivers
        and/or reimbursements ....................    1.50%4,7    1.50%4      1.50%      1.50%      1.50%       1.50%
     Expenses before waivers
        and/or reimbursements ....................    3.19%4,7    3.66%4      3.10%      2.78%      2.24%       2.30%
   Portfolio turnover rate 5 .....................      --          17%6        18%        27%        21%         13%

--------------------------------------------------------------------------------
1 Unaudited.
2 Less than $(0.00) per share.
3 Total return excludes the effect of sales charge.
4 Including expenses of the International Equity Portfolio.
5 Beginning on February 29, 2000, the Flag Investors International Equity Fund became a feeder of the International Equity Portfolio and portfolio turnover rate was no longer applicable to the Fund.
6 Portfolio turnover is for the period 11/1/99 through 2/28/00.
7 Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES                                                                                   FOR THE PERIOD
                                                                          FOR THE SIX        FEBRUARY 29, 2000 2
                                                                         MONTHS ENDED                    THROUGH
                                                                     APRIL 30, 2001 1           OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................................   $13.13                    $16.95
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ...........................     0.00 3                   (0.04)
   Net realized and unrealized loss on investments .........................    (1.37)                    (4.04)
                                                                               ------                    ------
Total from investment operations ...........................................    (1.37)                    (4.08)
                                                                               ------                    ------
   Other capital activity ..................................................       --                      0.26 3
NET ASSET VALUE, END OF PERIOD .............................................   $11.76                    $13.13
                                                                               ======                    ======
TOTAL INVESTMENT RETURN 5 ..................................................   (10.43)%                  (22.54)%4,6
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s) ........................................   $1,463                      $728
   Ratios to average net assets:
     Expenses in excess of income ..........................................    (0.72)%7                  (0.59)%7
     Expenses after waivers and/or reimbursements
        (including expenses of the International Equity Portfolio) .........     2.25%7                    2.25%7
     Expenses before waivers and/or reimbursements
        (including the expenses of the International Equity Portfolio) .....     3.95%7                    4.37%7

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Less than $(0.00) per share.
4 Class B's performance benefited from an accounting gain for the processing of certain as-of shareholder trades.
5 Total return excludes the effect of sales charge.
6 Cumulative total return since inception on February 29, 2000.
7 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                                          FOR THE SIX        FEBRUARY 29, 2000 2
                                                                         MONTHS ENDED                    THROUGH
                                                                     APRIL 30, 2001 1           OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................................   $12.89                    $16.95
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ............................................    (0.01)                    (0.03)
   Net realized and unrealized loss on investments .........................    (1.34)                    (4.03)
                                                                               ------                    ------
Total from investment operations ...........................................    (1.35)                    (4.06)
                                                                               ------                    ------
NET ASSET VALUE, END OF PERIOD .............................................   $11.54                    $12.89
                                                                               ======                    ======
TOTAL INVESTMENT RETURN 3 ..................................................   (10.47)                   (23.95)%4
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s) ........................................   $2,071                    $1,079
   Ratios to average net assets:
     Expenses in excess of income ..........................................    (0.71)%5                  (0.50)%5
     Expenses after waivers and/or reimbursements
        (including expenses of the International Equity Portfolio) .........     2.25%5                    2.25%5
     Expenses before waivers and/or reimbursements
        (including expenses of the International Equity Portfolio) .........     3.97%5                    4.30%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return excludes the effect of sales charge.
4 Cumulative total return since inception on February 29, 2000.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL SHARES                                                                             FOR THE PERIOD
                                                                          FOR THE SIX            JULY 31, 2000 2
                                                                         MONTHS ENDED                    THROUGH
                                                                     APRIL 30, 2001 1           OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................  $12.91                     $14.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ....................................................    0.08                         -- 3
   Net realized and unrealized loss on investments ..........................   (1.36)                     (1.61)
                                                                               ------                     ------
Total from investment operations ............................................   (1.28)                     (1.61)
                                                                               ------                     ------
NET ASSET VALUE, END OF PERIOD ..............................................  $11.63                     $12.91
                                                                               ======                     ======
TOTAL INVESTMENT RETURN 4 ...................................................   (9.99)                    (11.09)%5
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s) .........................................     $80                        $89
   Ratios to average net assets:
     Net investment income ..................................................    1.14%6                     0.09%6
     Expenses after waivers and/or reimbursements
        (including expenses of the International Equity Portfolio) ..........    1.25%6                     1.25%6
     Expenses before waivers and/or reimbursements
        (including expenses of the International Equity Portfolio) ..........    2.95%6                     4.00%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Amount represents $0.003.
4 Total return excludes the effect of sales charge.
5 Cumulative total return since inception on July 31, 2000.
6 Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Series Funds, Inc. (the `Company'), is a Maryland Corporation. The Company began operations as a Massachusetts business trust on November 18, 1986, and reorganized as a Maryland corporation in 1993. The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. International Equity Fund (`Fund') is currently the only series fund offered to investors by the Company. On February 29, 2000 the Fund became a feeder of the International Equity Portfolio (the `Portfolio'). The Portfolio is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund consists of four share classes: Class A Shares, which began operations November 18, 1986; Class B Shares, which began operations February 29, 2000; Class C Shares, which began operations February 29, 2000; and Institutional Shares, which began operations on July 31, 2000. All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

The Class A, Class B, Class C and Institutional Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition, the Class A Shares have a different distribution fee than the Class B and Class C Shares. The Institutional Shares have neither a front-end sales charge, nor a distribution fee, nor a contingent deferred sales charge.

The Fund's objective, through its investment in the Portfolio, is to seek long-term capital appreciation, primarily through investments in stocks and other equity securities of companies in developed countries outside of the United States. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2001, the Fund's investment was less than 1.0% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Company accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Company or all classes within the Fund are allocated based on its respective average net assets.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES AND OTHER FEES
Investment Company Capital Corp. (`ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, is the Fund's administrator. ICCC is entitled to receive an annual fee, for providing administrative services to the Fund, that is calculated daily and paid monthly at an annual rate of 0.20%.

ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per-account fee that is calculated and paid monthly.

Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Fund for serving in these capacities.

Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund, for which the Fund pays Bankers Trust an annual fee.

Deutsche Asset Management, Inc. the portfolio's advisor, and ICCC have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses, including expenses of the Portfolio, do not exceed 1.50% for Class A Shares and 2.25% for each of the Class B and C Shares and 1.25% for the Institutional Shares. This agreement will continue until at least February 28, 2002, for Class A, Class B, Class C and Institutional Shares and may be extended. Prior to March 8, 2001, this agreement was between Bankers Trust Company, ICCC and the Fund.

ICC Distributors, Inc., (`ICC Distributors'), a non-affiliated entity, provides distribution services to the Fund for which it is paid an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly, as a percentage of the Fund's average daily net assets, at an annual rate equal to 0.25% for Class A Shares, and 0.75% for Class B and Class C Shares. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Shares.

The Fund participates along with other former Flag Investors Funds in a retirement plan (the Plan) for eligible Directors. Effective February 12, 2001, the Board of Directors of the Fund, as well as each Fund participating in the Plan, voted to amend the Plan.The amendments provide that no further benefits would accrue to any current or future Directors and include a one-time payment of benefits accrued under the Plan to Directors as calculated based on certain actuarial assumptions.At each Director's election, this one-time payment could be transferred into the Director's Deferred Compensation Plan or be paid to them in a lump sum cash distribution.Two retired directors will continue to receive benefits under the provisions of the Plan. For the six months ended April 30, 2001 the accrued liability for the Fund was $1,100.

NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 38 million shares of $0.001 par value capital stock (10 million Class A Shares, 2 million Class B Shares, 15 million Class C Shares, 10 million Institutional Shares and 1 million undesignated). Transactions in capital shares were as follows:

                                                              Class A Shares
                 -----------------------------------------------------------
                   For the Six Months Ended               For the Year Ended
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold              1,153,587     $14,087,816        598,681       $10,308,265
Reinvested               --              --        118,387         2,098,197
Redeemed         (1,184,152)    (14,413,405)      (285,104)       (5,373,802)
                 ----------    ------------       --------       -----------
Net increase
  (decrease)        (30,565)   $   (325,589)       431,964       $ 7,032,660
                 ==========    ============       ========       ===========

--------------------------------------------------------------------------------
1 Unaudited.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                              Class B Shares
                 -----------------------------------------------------------
                                                              For the Period
                   For the Six Months Ended              February 29, 2000 2
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold                 84,808      $1,000,429         80,221        $1,265,055
Reinvested               --              --             --                --
Redeemed            (15,859)       (188,414)       (24,797)         (383,148)
                    -------      ----------        -------        ----------
Net increase         68,949      $  812,015         55,424        $  881,907
                    =======      ==========        =======        ==========

                                                              Class C Shares
                 -----------------------------------------------------------
                                                              For the Period
                   For the Six Months Ended              February 29, 2000 2
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold                101,983      $1,191,339         88,364        $1,345,682
Reinvested               --              --             --                --
Redeemed             (6,296)        (75,052)        (4,607)          (67,201)
                    -------      ----------        -------        ----------
Net increase         95,687      $1,116,287         83,757        $1,278,481
                    =======      ==========        =======        ==========

                                                         Institutional Shares
                 -----------------------------------------------------------
                                                              For the Period
                   For the Six Months Ended                  July 31, 2000 2
                           April 30, 2001 1                 October 31, 2000
                ---------------------------   ------------------------------
                     Shares          Amount         Shares            Amount
                -----------   -------------   ------------   ---------------
Sold                 63,371       $ 721,684          6,887          $100,000
Reinvested               --              --             --                --
Redeemed            (63,671)       (728,150)            --                --
                    -------       ---------          -----          --------
Net increase
  (decrease)              0       $  (6,466)         6,887          $100,000
                    =======       =========          =====          ========

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of Operations.

NOTE 4--FEDERAL INCOME TAX INFORMATION
As of October 31, 2000, there was a tax capital loss carryforward available to offset future realized gains, of $1,675,477, of which $1,135,441 expires in 2008, and $540,036 which expires in 2001.

NOTE 5--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of April 30, 2001, there was one shareholder who individually held 11% of the outstanding shares of the International Equity Fund.


NOTE 6--SUBSEQUENT EVENTS
On May 23, 2001, the Flag Investors Institutional Shares class was closed.

On May 31, 2001, the Board of Directors of the Flag International Equity Fund (the `Flag Fund') mailed a proxy statement and notice of a special meeting of Flag Fund shareholders to be held on June 29, 2001. The Board is seeking approval to merge the Flag Fund into the Deutsche Asset Management International Equity Fund (the `IEF Fund'). Each fund pursues an identical investment objective, invests its assets in the same securities and has the same investment policies and fees. If the Flag Fund shareholders approve the merger, the Flag Fund will merge into the IEF Fund on July 6, 2001, and Flag Fund shareholders will receive shares of the IEF Fund in exchange for their shares of the Flag Fund.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES     SECURITY                                 VALUE
--------------------------------------------------------------------------------
                INVESTMENTS IN UNAFFILIATED ISSUERS
                COMMON STOCKS--93.25%
                AUSTRALIA--0.99%
    2,167,256   Australia & New Zealand Banking
                 Group Ltd. (Financials) ........$  15,507,912
    9,585,955   M.I.M. Holdings Ltd. (Materials)     6,364,785
                                                 -------------
                                                    21,872,697
                                                 -------------
                BELGIUM--1.26%
    1,047,582   Interbrew (Consumer Staples) ....   27,861,952
                                                 -------------
                BRAZIL--0.77%
1,023,531,762   Banco Bradesco SA (Financials) ..    5,837,259
      133,084   Embraer Aircraft Corp ADR
                 (Industrials) ..................    5,963,494
      295,944   Tele Norte Leste Participacoes
                 ADR 1 (Telecommunication
                 Services) ......................    5,173,101
                                                 -------------
                                                    16,973,854
                                                 -------------
                CANADA--5.16%
      699,891   Bank of Montreal (Financials) ...   16,034,158
    1,832,788   Bombardier Inc. `B'
                 (Industrials) ..................   26,421,596
      384,838   Canada Imperial Bank of Commerce
                 (Financials) ...................   12,485,795
      622,436   Manulife Financial Corp.
                 (Financials) ...................   15,685,672
      583,137   Royal Bank of Canada
                 (Financials) ...................   16,300,723
      801,136   Sun Life Financial Services
                 (Financials) ...................   15,642,299
      280,900   Talisman Energy Inc.1
                 (Energy) .......................   11,444,562
                                                 -------------
                                                   114,014,805
                                                 -------------
                DENMARK--0.71%
      413,970   Novo-Nordisk A/S-B
                 (Health Care) ..................   15,736,022
                                                 -------------
                FINLAND--0.54%
      162,050   Nokia Oyj
                 (Information Technology) .......    5,358,708
      598,240   Sonera Group Oyj
                 (Telecommunication Services) ...    6,613,695
                                                 -------------
                                                    11,972,403
                                                 -------------
                FRANCE--13.69%
      411,992   Aventis SA 1 (Health Care) ......   31,886,385
      365,613   Lafarge SA 1 (Materials) ........   35,103,655
    1,086,200   Orange SA 1
                 (Telecommunication Services) ...   11,440,065
      115,835   Pechiney SA--Class A 1
                 (Materials) ....................    6,089,712
       62,500   Pinault-Printemps-Redoute 1,2
                 (Consumer Discretionary) .......   10,754,935

     SHARES     SECURITY                                 VALUE
--------------------------------------------------------------------------------
      126,386   PSA Peugeot Citroen 1
                 (Consumer Discretionary) ....... $ 36,068,012
      289,748   Schneider Electric SA 1
                 (Industrials) ..................   19,766,570
      490,886   Societe Generale--A 1,2
                 (Financials) ...................   31,638,604
      180,416   Suez 1 (Utilities) ..............   26,647,244
      305,028   Total Fina ELF SA 1 (Energy) ....   45,430,890
      857,662   Usinor SA 1,2 (Materials) .......   11,200,081
      187,861   Vinci SA 1 (Industrials) ........   10,992,154
      370,285   Vivendi Universal 1
                 (Consumer Discretionary) .......   25,621,897
                                                 -------------
                                                   302,640,204
                                                 -------------
                GERMANY--7.72%
      506,110   Bayer AG 2 (Materials) ..........   21,223,075
      335,811   Bayerische Motoren Werke AG 1
                 (Consumer Discretionary) .......   11,193,993
      602,201   Deutsche Post AG 1
                 (Industrials) ..................   10,202,449
      508,598   Dresdner Bank AG 1,2
                 (Financials) ...................   23,153,537
      655,505   E.ON AG 1,2 (Utilities) .........   32,921,391
      588,919   Infineon Technologies AG 2
                 (Information Technology) .......   25,583,143
       99,189   Muenchener Rueckversicherungs-
                 Gesellschaft AG 1,2 (Financials)   28,095,491
       56,090   Porsche AG
                 (Consumer Discretionary) .......   18,349,070
                                                 -------------
                                                   170,722,149
                                                 -------------
                HONG KONG--1.75%
      226,600   China Mobile Ltd.1
                 (Telecommunication Services) ...    1,101,186
      405,900   China Unicom ADR 1
                 (Telecommunication Services) ...    5,865,255
    9,389,500   Cnooc Ltd.1 (Energy) ............    9,089,731
   15,440,900   Legend Holdings Ltd.2
                 (Information Technology) .......   12,275,125
    1,113,000   Sun Hung Kai Properties 2
                 (Financials) ...................   10,346,532
                                                 -------------
                                                    38,677,829
                                                 -------------
                HUNGARY--0.51%
      238,647   Otp Bank 1 (Financials) .........   11,241,062
                                                 -------------
                INDIA--0.00%
           50   NIIT Ltd.
                 (Information Technology) .......          405
                                                 -------------
                IRELAND--5.18%
    3,512,100   Bank of Ireland (Financials) ....   33,658,505
    2,379,977   CRH PLC (Materials) .............   40,047,114
      812,813   Elan Corp. PLC ADR 1,2
                 (Health Care) ..................   40,762,572
                                                 -------------
                                                   114,468,191
                                                 -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
             ITALY--8.99%
    687,679   Assicurazioni Generali 1,2
               (Financials) ...................$  22,191,640
  5,776,500   Intesabci SPA 2 (Financials) ....   21,662,441
  3,091,450   Enel SPA 1 (Utilities) ..........   10,085,845
  6,546,269   ENI SPA 1 (Energy) ..............   44,803,651
  1,885,571   Riunione Adriatica di Sicurta
               SPA 1,2 (Financials) ...........   24,823,991
  1,904,811   Saipem 1 (Energy) ...............   12,496,427
  3,503,060   Telecom Italia SPA 1
               (Telecommunication Services) ...   38,913,554
  5,053,328   Unicredito Italiano SPA 1,2
               (Financials) ...................   23,833,695
                                               -------------
                                                 198,811,244
                                               -------------
              JAPAN--10.08%
    364,600   Capcom Co. Ltd.2
               (Information Technology) .......   11,333,338
    358,000   Chugai Pharmaceutical Co. Ltd.
               (Health Care) ..................    5,317,764
    225,000   Eisai Co. Ltd. (Health Care) ....    5,773,667
    156,800   Fast Retailing Co. Ltd.2
               (Consumer Discretionary) .......   33,851,586
    236,200   Konami Corp.
               (Information Technology) .......   11,338,211
     95,400   Nintendo Corp.Ltd.
               (Consumer Discretionary) .......   15,367,789
  4,711,000   Nissan Motor Co. Ltd.
               (Comsumer Discretionary) .......   32,300,293
      1,726   NTT Docomo, Inc.1
               (Telecommunication Services) ...   35,488,239
    584,400   Sony Corp.
               (Consumer Discretionary) .......   43,711,139
    409,900   Takeda Chemical Industries
               (Health Care) ..................   19,775,803
    310,000   Yamanouchi Pharmaceutical
               Co. Ltd.2 (Health Care) ........    8,582,182
                                               -------------
                                                 222,840,011
                                               -------------
              MEXICO--1.12%
    349,722   Cemex SA ADR 1,2 (Materials) ....    8,103,059
  5,849,824   Grupo Financiero Banamex
               (Financials) ...................   10,916,612
    151,000   Grupo Televisa SA ADR 1
               (Consumer Discretionary) .......    5,742,530
                                               -------------
                                                  24,762,201
                                               -------------
              NETHERLANDS--8.04%
  2,145,346   Buhrmann NV 2 (Industrials) .....   35,547,487
    644,622   Fortis (NL) NV 1 (Financials) ...   16,721,749
    755,072   Hagemeyer NV 2 (Industrials) ....   15,095,141
    501,499   ING Groep NV 2 (Financials) .....   34,221,088
  1,213,061   Koninklijke Ahold NV 1,2
               (Consumer Staples) .............   37,640,288

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
    814,758   Phillips Electronics NV 2
               (Consumer Discretionary) .......$  23,916,084
    622,431   TNT Post Group NV 2
               (Industrials) ..................   14,650,687
                                               -------------
                                                 177,792,524
                                               -------------
              NORWAY--0.23%
  1,163,370   Den Norske Bank 1,2 (Financials)     5,106,139
                                               -------------
              POLAND--0.94%
    506,204   Bank Pekao Sa-144a ADR 1,2,3
               (Financials) ...................    8,605,468
  2,296,532   Telekomunikacja Polska ADR
               Rule 144a 1,2,3
               (Telecommunication Services) ...   12,240,516
                                               -------------
                                                  20,845,984
                                               -------------
              PORTUGAL--0.80%
  1,811,084   Portugal Telecom SGPS SA 1
               (Telecommunication Services) ...   17,565,405
                                               -------------
              RUSSIA--0.28%
    149,978   Lukoil Holdings ADR 1 (Energy) ..    6,239,085
                                               -------------
              SOUTH KOREA--1.44%
    476,120   Kookmin Bank (Financials) .......    5,639,688
    120,330   Samsung Electronics
               (Information Technology) .......   20,922,978
    125,740   Samsung SDI Co. Ltd.
               (Information Technology) .......    5,222,457
                                               -------------
                                                  31,785,123
                                               -------------
              SPAIN--4.45%
  1,583,783   Banco Bilbao Vizcaya Argenta
               (Financials) ...................   22,493,676
    656,440   Banco Popular Espanol
               (Financials) ...................   23,418,295
  2,027,081   Iberdrola SA 2 (Utilities) ......   29,885,850
  1,337,935   Telefonica SA 1
               (Telecommunication Services) ...   22,631,620
                                               -------------
                                                  98,429,441
                                               -------------
              SWEDEN--1.11%
    468,600   Pharmacia Corp. (Health Care) ...   24,489,036
                                               -------------
              SWITZERLAND--1.58%
     16,890   Nestle SA 2 (Consumer Staples) ..   34,971,081
                                               -------------
              TAIWAN--0.93%
    590,200   Sunplus Technology ADR 144a 3
               (Information Technology) .......    5,809,929
  9,246,600   United Microelectronics Corp.1
               (Information Technology) .......   14,749,143
                                               -------------
                                                  20,559,072
                                               -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2001 (Unaudited)

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM--14.98%
  5,542,047   BAE Systems PLC (Industrials) . $   26,366,140
    960,091   Barclays PLC (Financials) .....     30,894,883
    533,916   BP Amoco PLC ADR (Energy) .....     28,874,177
    922,957   Celltech Group PLC 1
               (Health Care) ................     15,913,042
  1,084,858   Diageo PLC (Consumer Staples) .     11,370,125
  1,560,003   Dixons Group PLC
               (Consumer Discretionary) .....      5,457,440
  1,521,315   Glaxosmithkline PLC 1
               (Health Care) ................     40,291,206
  2,565,700   International Power PLC 1
               (Utilities) ..................     11,022,335
  1,010,610   Powergen PLC (Utilities) ......     10,331,670
  2,756,805   Reckitt & Benckiser PLC
               (Consumer Staples) ...........     37,492,368
  1,398,622   Royal Bank of Scotland Group
               (Financials) .................     32,338,987
  1,234,710   Scottish & Southern Energy
               (Utilities) ..................     10,564,546
  3,403,562   Shell Transport & Trading Co. PLC
               (Energy)                           28,415,757
    354,900   Tyco International Ltd.
               (Industrials) ................     18,941,013
  7,477,456   Vodafone Group PLC
               (Telecommunications Services)      22,735,133
                                               -------------
                                                 331,008,822
                                               -------------
TOTAL COMMON STOCKS
   (Cost $1,940,536,874) ....................  2,061,386,741
                                               -------------
              OPTIONS--1.03%
 65,750,000   Japan Currency Option
               (Strike Price of 117.79 and
               Expiration 1/02) .............      3,105,373
      7,358   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               128.59 and Expiration 9/01) ..     11,239,274
    417,384   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               139.94 and Expiration 11/01) .      3,358,802
    629,234   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               140.22 and Expiration 11/01) .      4,992,836
                                               -------------
TOTAL OPTIONS
   (Cost $14,271,100) .......................     22,696,285
                                               -------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $1,954,807,974) ....................  2,084,083,026
                                               -------------

     SHARES   SECURITY                                 VALUE
--------------------------------------------------------------------------------
              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--4.11%
  90,952,483  Cash Management Fund
               Institutional ................ $   90,952,483
                                              --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
   (Cost $90,952,483) .......................     90,952,483
                                              --------------
TOTAL INVESTMENTS
   (Cost $2,045,760,457) ...........  98.39%  $2,175,035,509

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   1.61       35,679,258
                                     ------   --------------
NET ASSETS ......................... 100.00%  $2,210,714,767
                                     ======   ==============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Securities on loan.
3 144A--Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. 144A securities comprised of 1.21% of the portfolio net assets.
Abbreviations
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

 SECTOR DIVERSIFICATION
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Financials ...............................   25.15%
   Consumer Discretionary ...................   12.72
   Health Care ..............................   10.11
   Energy ...................................    9.06
   Industrials ..............................    8.92
   Telecommunications Services ..............    8.73
   Consumer Staples .........................    7.25
   Utilities ................................    6.38
   Materials ................................    6.22
   Information Technology ...................    5.46
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                  APRIL 30, 2001

ASSETS
   Investments in unaffiliated issuers, at value
      (cost $1,954,807,974) ..................................    $2,084,083,026
   Investments in affiliated investment companies,
      at value (cost $90,952,483) ............................        90,952,483
                                                                  --------------
Total investments, at value ..................................     2,175,035,509
   Cash 1 ....................................................        31,746,359
   Receivable for securities sold ............................        27,449,647
   Receivable for collateral under securities
     lending agreements ......................................       310,093,190
   Unrealized appreciation on forward foreign
     currency contracts ......................................           897,820
   Dividends and interest receivable .........................         5,873,397
   Receivable for foreign taxes withheld .....................         4,893,055
   Receivable for shares of beneficial interest
     subscribed ..............................................         3,430,939
   Variation margin receivable ...............................         1,939,653
   Prepaid expenses and other ................................            34,013
                                                                  --------------
Total assets .................................................     2,561,393,582
                                                                  --------------
LIABILITIES
   Payable for options sold (cost $2,317,688) ................         3,105,373
   Payable for securities purchased ..........................        36,090,146
   Payable for collateral under securities
     lending agreements ......................................       310,093,190
   Unrealized depreciation on forward foreign
     currency contracts ......................................            93,930
   Payable for shares of beneficial interest redeemed ........            24,095
   Due to Advisor ............................................         1,226,587
   Accrued expenses and other ................................            45,494
                                                                  --------------
Total liabilities ............................................       350,678,815
                                                                  --------------
NET ASSETS ...................................................    $2,210,714,767
                                                                  ==============
COMPOSITION OF NET ASSETS
   Paid-in capital ...........................................    $2,079,595,962
   Net unrealized appreciation on investments and
     foreign currencies ......................................       131,118,805
                                                                  --------------
NET ASSETS ...................................................    $2,210,714,767
                                                                  ==============

--------------------------------------------------------------------------------
1 Includes foreign cash of $30,410,755 with a cost of $30,477,440.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2001

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $1,473,999) ...   $  12,351,425
   Dividends from affiliated investment companies .............       4,506,743
   Securities lending income ..................................         546,214
                                                                  -------------
TOTAL INVESTMENT INCOME .......................................      17,404,382
                                                                  -------------
EXPENSES
   Advisory fees ..............................................       8,324,284
   Administration and services fees ...........................       1,920,989
   Professional fees ..........................................          24,852
   Trustees fees ..............................................           4,099
   Printing and shareholder reports ...........................             174
   Miscellaneous ..............................................         165,314
                                                                  -------------
Total expenses ................................................      10,439,712
Less: fee waivers and/or expense reimbursements ...............      (1,428,486)
                                                                  -------------
Net expenses ..................................................       9,011,226
                                                                  -------------
NET INVESTMENT INCOME .........................................       8,393,156
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ..................................    (189,119,842)
     Option transactions ......................................     (43,017,610)
     Foreign futures transactions .............................        (584,536)
     Foreign currency transactions ............................      (3,768,643)
     Forward foreign currency transactions ....................      10,310,094
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .......................     (31,217,228)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES .....................................    (257,397,765)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................   $(249,004,609)
                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE SIX           FOR THE
                                                          MONTHS ENDED        YEAR ENDED
                                                      APRIL 30, 2001 1  OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................  $     8,393,156   $    26,547,219
   Net realized gain (loss) from investment
     and foreign currency transactions ..............     (226,180,537)      400,117,754
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .............................      (31,217,228)     (327,798,168)
                                                       ---------------   ---------------
Net increase (decrease) in net assets from operations     (249,004,609)       98,866,805
                                                       ---------------   ---------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ...................    2,938,606,826     6,227,652,526
   Value of capital withdrawn .......................   (3,440,207,097)   (6,382,560,518)
                                                       ---------------   ---------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .................     (501,600,271)     (154,907,992)
                                                       ---------------   ---------------
TOTAL DECREASE IN NET ASSETS ........................     (750,604,880)      (56,041,187)
NET ASSETS
   Beginning of period ..............................    2,961,319,647     3,017,360,834
                                                       ---------------   ---------------
   End of period ....................................  $ 2,210,714,767   $ 2,961,319,647
                                                       ===============   ===============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   FOR THE       FOR THE
                                   FOR THE SIX        YEAR        PERIOD
                                  MONTHS ENDED       ENDED   OCT. 1, 1999                                FOR THE YEARS
                                     APRIL 30,    OCT. 31,    TO OCT. 31,                          ENDED SEPTEMBER 30,
                                        2001 1        2000         1999 2         1999        1998      1997      1996
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................$2,210,715  $2,961,320     $3,017,361   $2,897,856  $1,832,252  $572,405  $164,813
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income .......      0.66%3      0.74%         (0.13)%3      1.00%       1.52%     1.35%     1.76%
     Expenses after waivers
        and/or reimbursements ......      0.70%3      0.70%          0.70%3       0.70%       0.66%     0.65%     0.65%
     Expenses before waivers
        and/or reimbursements ......      0.82%3      0.80%          0.83%3       0.80%       0.81%     0.82%     0.85%
   Portfolio turnover rate .........        77%        140%             5%         106%         65%       63%       68%

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The International Equity Portfolio (the `Portfolio') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

E. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

F. OPTION CONTRACTS
Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

I. SECURITY LOANS
The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end management investment company managed by Bankers Trust. After April 30, 2001, Cash Management will be managed by DeAM, Inc. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust or DeAM, Inc.

At April 30, 2001, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six months ended April 30, 2001.

The Portfolio may use cash collateral from its securities lending transactions, described in Note 1.I. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust and/or Deutsche Bank AG.

For the six months ended April 30, 2001, affiliates of Deutsche Bank AG received $62,305 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were $1,863,779,653 and $2,363,142,148, respectively.

For Federal income tax purposes, the tax basis of investments held at April 30, 2001, was $2,043,442,769. The aggregate gross unrealized appreciation for all investments at April 30, 2001, was $205,842,496 and the aggregate gross unrealized depreciation for all investments was $77,355,129.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--FUTURES CONTRACTS
A summary of obligations under these financial instruments at April 30, 2001 is as follows:

Type of                                          Unrealized
Future    Expiration    Contracts   Position   Depreciation
------    ----------    ---------   --------   ------------
TSE Topix
  Index         June
  Futures       2001          225       Long     $2,524,190

At April 30, 2001, the Portfolio segregated securities with a value of approximately $ 24,970,654 to cover margin requirements on open futures contracts.

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On April 30, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                Settlement            Contract        Depreciation
Contracts to Deliver                        In Exchange For           Date         Value (US$)               (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar    11,725,000  US Dollar     $    7,580,166         5/1/01         $ 7,631,079           $ (50,913)
Canadian Dollar     8,505,000  US Dollar          5,532,787         5/2/01           5,535,380              (2,593)
Hong Kong Dollar   12,740,000  US Dollar          1,633,543         5/3/01           1,633,545                  (2)
Japanese Yen    3,450,657,000  US Dollar         28,084,947         5/1/01          27,932,624             152,323
Singapore Dollar   19,403,750  US Dollar         10,750,000        5/17/01          10,652,680              97,320
Euro               61,250,000  Japanese Yen   6,762,000,000         5/7/01          54,301,065             460,840
-------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales            $656,975
-------------------------------------------------------------------------------------------------------------------
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Brazilian Real      3,212,088  US Dollar     $    1,467,846         5/3/01         $ 1,471,383             $ 3,537
British Pound       3,815,000  US Dollar          5,473,381         5/1/01           5,458,574             (14,806)
British Pound       6,800,000  US Dollar          9,730,800         5/2/01           9,729,569              (1,231)
Japanese Yen    3,450,657,000  US Dollar         27,750,000         5/1/01          27,932,624             182,624
Mexican Peso        9,175,000  US Dollar            990,821         5/2/01             991,997               1,176
Japanese Yen    6,762,000,000  Euro              61,250,000         5/7/01          54,737,519             (24,385)
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases            $146,915
-------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation            $803,890
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 6--CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:

                                                              Calls--Actual                           Puts--Actual
------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2000      4,057,061            38,917,954             199,500          1,848,700
Options written                               62,162            20,610,556             736,000          8,062,825
Options closed                               (52,524)           (2,888,819)                 --                 --
Options expired                           (3,012,723)          (44,249,041)           (804,000)        (5,713,387)
Options exercised                                 --                    --                  --                 --
------------------------------------------------------------------------------------------------------------------
Options outstanding, April 30, 2001        1,053,976            12,390,650             131,500          4,198,138
------------------------------------------------------------------------------------------------------------------

NOTE 7--LENDING OF PORTFOLIO SECURITIES
The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for domestic and international securities, respectively.

At April 30, 2001

        Market Value     Market Value    % of Portfolio
of Loaned Securities    of Collateral           on Loan
--------------------    -------------    --------------
        $294,436,937     $310,093,190             14.03

NOTE 8--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies and future adverse political and economic developments. Lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 9--SUBSEQUENT EVENT
Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement. As of April 30, 2001, Deutsche Asset Management, Inc. (DeAM, Inc.) serves as investment advisor to the Portfolio.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Flag Investors International Equity Fund                      CUSIP #055924864
Class A Shares                                                CUSIP #338329105
Class B Shares                                                CUSIP #338329303
Class C Shares                                                CUSIP #338329402
Institutional Class                                           CUSIP #33832F713
                                                              BDINTLSA (6/01)

Distributed by:
ICC Distributors, Inc.